Exhibit 23-1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-36679, File No. 33-39826, File No. 33-44754, File No. 33-56939 and File No. 33-51611.





                                             Arthur Andersen LLP

Boston, Massachusetts
March 29, 1996

                                                   Central Maine Power Company
                                                        Form 10-K - 1995
                                                          Schedule VIII
                                                            Page 1 of 3

                           Central Maine Power Company

                        VALUATION AND QUALIFYING ACCOUNTS
                      For the Year Ended December 31, 1995
                             (Dollars in Thousands)



                                                                  Additions
                                                   Charged        Charged to
                                 Balance           to costs         other                            Balance
                               at Beginning          and           accounts-        Deductions         at end
Description                     of Period          Expenses        describe         -describe        of period

Reserves deducted from
assets to which they apply:


  Uncollectible accounts            $ 3,301          $4,407        $                $ 4,395(A)         $ 3,313

Reserves not applied
against assets:

  Casualty and insurance            $ 1,275          $1,274           $273(B)       $ 1,547(C)         $ 1,275
  Workers' compensation               6,400                                                              6,400
  Hazardous material
   clean-up                          10,000                                           6,460(D)           3,540
  Postemployment benefits             1,045                                           1,045(E)
  Compensation                        2,344                                           2,344(E)               -
  Interest on IRS issues              1,000                                           1,000(F)
     Total                          $22,064          $1,274           $273          $12,396            $11,215
Notes:        (A)    Amounts charged off as uncollectible after deducting customers' deposits and recoveries of accounts previously charged off.
              (B)    Amounts charged to capital accounts.
              (C)    Principally payments for various injuries and damages and expenses in connection therewith.
              (D)    To adjust the estimated minimum liability balance for a change in clean-up method.
              (E)    Amounts transferred to deferred credit account.
              (F)    Reversal of reserve.

                                       F-6

                                                  Central Maine Power Company
                                                       Form 10-K - 1995
                                                         Schedule VIII
                                                          Page 2 of 3

                           Central Maine Power Company

                        VALUATION AND QUALIFYING ACCOUNTS
                      For the Year Ended December 31, 1994
                             (Dollars in Thousands)



                                                  Additions
                                                   Charged        Charged to
                                 Balance           to costs          other                            Balance
                               at Beginning          and           accounts-        Deductions         at end
Description                     of Period          Expenses        describe         -describe        of period

Reserves deducted from
assets to which they apply:


  Uncollectible accounts            $ 2,704          $4,924      $                   $4,327(A)         $ 3,301

Reserves not applied
against assets:

  Casualty and insurance            $ 1,075          $2,492         $  548(B)        $2,840(C)         $ 1,275
  Workers' compensation               6,400                                                              6,400
  Hazardous material
   clean-up                           6,828                          5,730(D)         2,558(E)          10,000
  Postemployment benefits                             1,045                                              1,045
  Compensation                          181           1,283          1,108(D)           228(B)           2,344
  Interest on IRS issues                              1,000                                              1,000
     Total                          $14,484          $5,820         $7,386           $5,626            $22,064

Notes:        (A)    Amounts charged off as uncollectible after deducting customers' deposits and recoveries of accounts previously charged off.
              (B)    Amounts charged to capital accounts.
              (C)    Principally payments for various injuries and damages and expenses in connection therewith.
              (D)    Amounts charged to regulatory asset account.
              (E)    Amounts paid, charged against the reserve.

                                             Central Maine Power Company
                                                  Form 10-K - 1995
                                                    Schedule VIII
                                                     Page 3 of 3

                           Central Maine Power Company

                        VALUATION AND QUALIFYING ACCOUNTS
                      For the Year Ended December 31, 1993
                             (Dollars in Thousands)

                                                 Additions
                                Balance           Charged          Charged to
                              at Beginning       to costs            other                              Balance
                               of Period           and             accounts-         Deductions          at end
Description                                      Expenses          describe           -describe        of period

Reserves deducted from
assets to which they apply:

  Uncollectible accounts        $ 2,250            $5,548          $                  $ 5,094(A)         $ 2,704

Reserves not applied
against assets:

  Casualty and insurance        $ 1,077            $1,123           $  272(B)         $ 1,397(C)         $ 1,075
  Workers' compensation           6,400                                                                    6,400
  Hazardous material
   clean-up                       2,981                              5,019(D)           1,172(E)           6,828
  Millstone III sales tax           423                                                   423(F)
  Obsolete inventory                250                                                   250(G)
  Revenue adjustment of
   tax flowback                   9,990                                                 9,990(H)
  Compensation                      499               483               46(D)             847(B)             181
     Total                      $21,620            $1,606           $5,337            $14,079            $14,484
Notes:        (A)    Amounts charged off as uncollectible after deducting customers' deposits and recoveries of accounts previously charged off.
              (B)    Amounts charged to capital accounts.
              (C)    Principally payments for various injuries and damages and expenses in connection therewith.
              (D)    Amounts charged to regulatory asset account.
              (E)    Amounts paid, charged against the reserve.
              (F)    Amounts reversed, charged to nuclear operating expenses.
              (G)    Amounts charged off as Distribution Expense.
              (H)    Refer to Note 3 of Notes to Consolidated Financial Statements in the 1993 Annual Report.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 10-K

                            ANNUAL REPORT PURSUANT TO

                             SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                               FOR THE FISCAL YEAR

                             ENDED DECEMBER 31, 1994



                           CENTRAL MAINE POWER COMPANY

                                 File No. 1-5139

               (Exact name of Registrant as specified in charter)



                                    EXHIBITS

     The following designated exhibits, as indicated below, are either filed herewith or have heretofore been filed with the Securities and Exchange Commission under the Securities Act of 1933, the Securities Exchange Act of 1934 or the Public Utility Holding Company Act of 1935 and are incorporated herein by reference to such filings. Reference is made to Item 8 of this Form 10-K for a listing of certain financial information and statements incorporated by reference herein.

                                                                                                            Prior
       Exhibit                          Description of                                                     Exhibit
       No.                              Document                                SEC Docket                No.
     EXHIBIT 2:       PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT,
                      LIQUIDATION OR SUCCESSION

                      Not Applicable.
     EXHIBIT 3:       ARTICLES OF INCORPORATION AND BY-LAWS
                      Incorporated herein by reference:
         3-1          Articles of Incorporation, as amended.               Annual Report on Form 10-K        3.1
                                                                           for year ended December 31,
                                                                           1992
         3-2          Bylaws, as amended.                                  Annual Report on Form 10-K        3.2
                                                                           for the year ended
                                                                           December 31, 1990
     EXHIBIT 4:       INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS
                      Incorporated herein by reference:
         4-1          General and Refunding Mortgage between the Company   2-58251                           2.18
                      and The First National Bank of Boston, as Trustee,
                      dated as of April 15, 1976, relating to the Series
                      A Bonds.
         4-2          First Supplemental Indenture dated as of March 15,   2-60786                           2.19
                      1977 to the General and Refunding Mortgage.
         4-3          Supplemental Indenture to the General and            Annual Report on Form 10-K         A
                      Refunding Mortgage Indenture dated as of             for the year ended
                      October 1, 1978 relating to the Series B Bonds.      December 31, 1978
         4-4          Supplemental Indenture to the General and            Quarterly Report on for the        A
                      Refunding Mortgage Indenture dated as of             quarter ended September 30,
                      October 1, 1979, relating to the Series C Bonds.     1979
        4.10          Supplemental Indenture to the General and            33-9232                           4.16
                      Refunding Mortgage Indenture dated as of December
                      1, 1986, relating to the Series I Bonds.
        4.14          Indenture, dated as of August 1, 1989, between the   33-29626                          4.1
                      Company and The Bank of New York, Trustee,
                      relating to the Medium-Term Notes.
        4.15          First Supplemental Indenture, dated as of            Current Report on Form 8-K        4.15
                      August 7, 1989, relating to the Medium-Term Notes,   dated August 16, 1989
                      Series A, and supplementing the Indenture relating
                      to the Medium-Term Notes.
       4.15.1         Second Supplemental Indenture, dated as of           Current Report on Form 8-K        4.1
                      January 10, 1992, relating to the Medium-Term        dated January 28, 1992
                      Notes, Series B, and supplementing the Indenture
                      relating to the Medium-Term Notes.
       4.15.2         Third Supplemental Indenture, dated as of December   Annual Report on Form 10-K       4.15.2
                      15, 1994, relating to the Medium-Term Notes,         for year ended December 31,
                      Series C, and supplementing the Indenture relating   1994
                      to the Medium-Term Notes.
        4.17          Supplemental Indenture to the General and            Current Report on Form 8-K        4.1
                      Refunding Mortgage Indenture, dated as of            dated September 17, 1991
                      September 15, 1991, relating to the Series N Bonds.
        4.18          Supplemental Indenture to the General and            Current Report on Form 8-K        1.2
                      Refunding Mortgage Indenture, dated as of            dated December 10, 1991
                      December 1, 1991, relating to the Series O Bonds.
        4.19          Supplemental Indenture to the General and            Annual Report on Form 10-K        4.19
                      Refunding Mortgage Indenture, dated as of            for year ended December 31,
                      December 15, 1992, relating to the Series P Bonds.   1992
        4.20          Supplemental Indenture to the General and            Current Report on Form 8-K        4.1
                      Refunding Mortgage Indenture, dated as of February   dated March 1, 1993
                      15, 1993, relating to the Series Q Bonds.
        4.21          Supplemental Indenture to the General and            Current Report on Form 8-K        4.1
                      Refunding Mortgage Indenture, dated as of May 20,    dated May 20, 1993
                      1993, relating to the Series R Bonds.
        4.22          Supplemental Indenture to the General and            Current Report on Form 8-K        4.1
                      Refunding Mortgage Indenture, dated as of August     dated November 30, 1993
                      15, 1993, relating to the Series S Bonds.
        4.23          Supplemental Indenture to the General and            Current Report on Form 8-K        4.2
                      Refunding Mortgage Indenture, dated as of November   dated November 30, 1993
                      1, 1993, relating to the Series T Bonds.
        4.24          Supplemental Indenture to the General and            Annual Report on Form 10-K        4.24
                      Refunding Mortgage Indenture, dated as of April      for year ended December 31,
                      12, 1994, relating to the Series U Bonds.            1994
        4.26          Supplemental Indenture to the General and            Filed herewith
                      Refunding Mortgage Indenture, dated as of February
                      15, 1996, evidencing the succession of State
                      Street Bank and Trust Company as Trustee
     EXHIBIT 9:       VOTING TRUST AGREEMENT
                      Not applicable.
     EXHIBIT 10:      MATERIAL CONTRACTS
                      Incorporated herein by reference:
        10-1          Agreement dated April 1, 1968 between the Company    2-30554                           4.27
                      and Northeast Utilities Service Company relating
                      to services in connection with the New England
                      Power Pool and NEPEX.
        10-2          Form of New England Power Pool Agreement dated as    2-55385                           4.8
                      of September 1, 1971 as amended to November 1,
                      1975.
        10-3          Agreement setting forth Supplemental NEPOOL          2-50198                           5.10
                      Understandings dated as of April 2, 1973.
        10-4          Sponsor Agreement dated as of August 1, 1968 among   2-32333                           4.27
                      the Company and the other sponsors of Vermont
                      Yankee Nuclear Power Corporation.
        10-5          Power Contract dated as of February 1, 1968          2-32333                           4.28
                      between the Company and Vermont Yankee Nuclear
                      Power Corporation.
        10-6          Amendment to Exhibit 10.5 dated as of June 1, 1972.  2-46612                          13-21
        10-7          Capital Funds Agreement dated as of February 1,      2-32333                           4.29
                      1968 between the Company and Vermont Yankee
                      Nuclear Power Corporation.
        10-8          Amendment to Exhibit 10.7 dated as of March 12,      70-4611                           B-3
                      1968.
        10-9          Stockholder Agreement dated as of May 20, 1968       2-32333                           4.30
                      among the Company and the other stockholders of
                      Maine Yankee Atomic Power Company.
        10-10         Power Contract dated as of May 20, 1968 between      2-32333                           4.31
                      the Company and Maine Yankee Atomic Power Company.
       10-10.1        Amendment No. 1 to Exhibit 10-10 dated as of         Annual Report on Form 10-K       10-1.1
                      March 1, 1984.                                       for the year ended
                                                                           December 31, 1985 of Maine
                                                                           Yankee Atomic Power company
                                                                           (File No. 1-6554)
       10-10.2        Amendment No. 2 to Exhibit 10-10 dated as of         Annual Report on Form 10-K       10-1.2
                      January 1, 1984.                                     for the year ended
                                                                           December 31, 1985 of Maine
                                                                           Yankee Atomic Power Company
                                                                           (File No. 1-6554)
       10-10.3        Amendment No. 3 to Exhibit 10-10 dated as of         Annual Report on Form 10-K       10-1.3
                      October 1, 1984.                                     for the year ended
                                                                           December 31, 1985 of Maine
                                                                           Yankee Atomic Power Company
                                                                           (File No. 1-6554)
       10-10.4        Additional Power Contract between the Company and    Annual Report on Form 10-K       10-1.4
                      Maine Yankee Atomic Power Company dated              for the year ended
                      February 1, 1984.                                    December 31, 1985 of Maine
                                                                           Yankee Atomic Power Company
                                                                           (File No. 1-6554)
        10-11         Capital Funds Agreement dated as of May 20, 1968     2-32333                           4.32
                      between the Company and Maine Yankee Atomic Power
                      Company.
       10-11.1        Amendment No. 1 to Exhibit 10-11 dated as of         Annual Report on Form 10-K       10-2.1
                      August 1, 1985.                                      for the year ended
                                                                           December 31, 1985 of Maine
                                                                           Yankee Atomic Power Company
                                                                           (File No. 1-6554)
        10-25         Agreement dated as of May 1, 1973 for Joint          2-48966                          13-57
                      Ownership, Construction and Operation of New
                      Hampshire Nuclear Units among Public Service
                      Company of New Hampshire and certain other
                      utilities, including the Company.
        10-42         Twentieth Amendment to Exhibit 10-25 dated as of     Annual Report on Form 10-K       10-42
                      September 19, 1986.                                  for the year ended
                                                                           December 31, 1986
        10-46         Participation Agreement, dated June 20, 1969 among   2-35073                          4.23.1
                      Maine Electric Power Company, Inc., the Company
                      and certain other utilities.
        10-47         Power Purchase and Transmission Agreement dated      2-35073                          4.23.2
                      August 1, 1969, among Maine Electric Power
                      Company, Inc., the Company and certain other
                      utilities, relating to purchase and transmission
                      of power from The New Brunswick Electric Power
                      Commission.
        10-48         Agreement amending Exhibit 10-47 dated June 24,      2-37987                           4.41
                      1970.
        10-49         Agreement supplementing Exhibit 10-47 dated          2-51545                          5.7.4
                      December 1, 1971.
        10-50         Assignment Agreement dated March 20, 1972, between   2-51545                          5.7.5
                      Maine Electric Power Company, Inc., and the New
                      Brunswick Electric Power Commission.
        10-51         Capital Funds Agreement dated as of September 1,     2-24123                          4.19.1
                      1964 among Connecticut Yankee Atomic Power
                      Company, the Company and certain other utilities.
        10-52         Power Contract dated as of July 1, 1964 among        2-24123                          4.19.2
                      Connecticut Yankee Atomic Power Company, the
                      Company and certain other utilities.
        10-53         Stockholder Agreement dated as of July 1, 1964       2-24123                          4.19.3
                      among the stockholders of Connecticut Yankee
                      Atomic Power Company, including the Company.
        10-54         Connecticut Yankee Transmission Agreement dated as   2-24123                          4.19.4
                      of October 1, 1964 among the stockholders of
                      Connecticut Yankee Atomic Power Company, including
                      the Company.
        10-55         Agreements with Yankee Atomic Electric Company
                      each dated June 30, 1959, as follows:
       10-55.1        Stock Agreement.                                     2-15553                          4.17.1
       10-55.2        Power Contract.                                      2-15553                          4.17.2
       10.55.3        Research Agreement.                                  2-15553                          4.17.3
        10-56         Transmission Agreement with Cambridge Electric       2-15553                           4.18
                      Light Company and other sponsoring stockholders of
                      Yankee Atomic Electric Company.
        10-57         Agreement for Joint Ownership, Construction and      2-52900                           5.16
                      Operation of Wyman Unit No. 4 dated November 1,
                      1974 among the Company and certain utilities.
        10-58         Amendment to Exhibit 10-57 dated as of June 30,      2-55458                           5.48
                      1975.
        10-59         Amendment to Exhibit 10-57 dated as of August 16,    2-58251                           5.19
                      1976.
        10-60         Amendment to Exhibit 10-57 dated as of               2-68184                           5.31
                      December 31, 1978.
        10-61         Transmission Agreement dated November 1, 1974        2-54449                          13-57
                      among the Company and certain other utilities,
                      relating to Wyman Unit No. 4.
        10-62         Sharing Agreement--1979 Connecticut Nuclear Unit     2-50142                           2.43
                      dated September 1, 1973 among the Company and
                      certain other utilities, relating to Millstone
                      Unit No. 3.
        10-63         Amendment to Exhibit 10-62 dated as of August 1,     2-51999                           5.16
                      1974, relating to Millstone Unit
                      No. 3.
        10-64         Agreement dated as of February 25, 1977 among the    2-58251                           5.24
                      Company, the Connecticut Light and Power Company,
                      the Hartford Electric Light Company and Western
                      Massachusetts Electric Company, relating to
                      Millstone Unit No. 3.
        10-70         Project Agreement dated December 5, 1984 among the   Annual Report on Form 10-K       10-69
                      Company, the Cities of Lewiston and Auburn, Maine    for the year ended
                      and certain other parties, relating to development   December 31, 1984
                      of hydro-electric plant.
        10-73         Trust Indenture dated as of June 1, 1977 between     2-60786                           5.27
                      the Town of Yarmouth and Casco Bank & Trust
                      Company, as trustee, relating to the Town of
                      Yarmouth's 6 3/4% Pollution Control Revenue Bonds
                      (Central Maine Power Company, 1977 Series A).
        10-74         Installment Sale Agreement dated as of June 1,       2-60786                           5.28
                      1977 between the Town of Yarmouth and the Company.
        10-75         Agreements Relating to $11,000,000 Floating/Fixed
                      Rate Pollution Control Revenue Refunding Bonds:
       10-75.1        Bond Purchase Agreement dated as of May 1, 1984.     Quarterly Report on Form          28.3
                                                                           10-Q for the quarter ended
                                                                           June 30, 1984
       10-75.2        Loan Agreement dated as of May 1, 1984.              Quarterly Report on Form          28.4
                                                                           10-Q for the quarter ended
                                                                           June 30, 1984
        10-76         Agreements Relating to $8,500,000 Floating/Fixed
                      Rate Pollution Control Revenue Bonds:
       10-76.1        Bond Purchase Agreement dated December 28, 1984.     Annual Report on Form 10-K      10-77.1
                                                                           for year ended December 31,
                                                                           1984
       10-76.2        Loan Agreement dated as of December 1, 1984.         Annual Report on Form 10-K      10-77.2
                                                                           for year ended December 31,
                                                                           1984
       10-77.1        Indenture of Trust dated as of March 14, 1988        Annual Report on Form 10-K       10-1.4
                      between Maine Yankee Atomic Power Company and        for year ended December 31,
                      Maine National Bank relating to decommissioning      1987, of Maine Yankee Atomic
                      trust funds.                                         Power Company (1-6554)
     10-77.1(a)       Amended and Restated Indenture of Trust dated as     Annual Report on Form 10-K       10-6.1
                      of January 1, 1993 between Maine Yankee Atomic       for year ended Decembe 31,
                      Power Company and The Bank of New York relating to   1992, of Maine Yankee Atomic
                      decommissioning trust funds.                         Power Company (1-6554)
       10-77.2        Indenture of Trust dated as of October 16, 1985      Annual Report on Form 10-K        10-7
                      between the Company and Norstar Bank of Maine        for year ended December 31,
                      relating to the spent fuel disposal funds.           1985, of Maine Yankee Atomic
                                                                           Power Company (1-6554)
        10-78         Form of Agreement of Purchase and Sale dated         Annual Report on Form 10-K        0.79
                      February 19, 1986 between the Company and Eastern    for the year ended
                      Utilities Associates, relating to the sale of the    December 31, 1985
                      Company's Seabrook Project interest.
        10-79         Addendum to Agreement of Purchase and Sale dated     Quarterly Report on Form          2.1
                      June 23, 1986, among the Company, Eastern            10-Q for the quarter ending
                      Utilities Associates and EUA Power Corporation,      June 30, 1986
                      amending Exhibit 10-78.
        10-80         Agreement, dated as of October 29, 1986, between     Quarterly Report on Form          2.1
                      the Company and EUA Power Corporation, relating to   10-Q for the quarter ended
                      the sale of the Company's interest in the Seabrook   September 30, 1986
                      Project.
        10-81         Credit Agreement, dated as of October 15, 1986,      Quarterly Report on Form          2.2
                      among the Company, various banks and Continental     10-Q for the quarter ended
                      Illinois National Bank and Trust Company of          September 30, 1986
                      Chicago, as agent, establishing the terms of a $40
                      million unsecured credit facility.
        10-86         Labor Agreement dated as of May 1, 1989 between      Annual Report on Form 10-K       10.86
                      the Company (Northern, Western and Southern          for the year ended
                      Division) and Local 1837 of the International        December 31, 1989
                      Brotherhood of Electrical Workers.
       10-86.1        Agreement dated as of November 25, 1991 extending    Annual Report on Form 10-K      10.86.1
                      Labor Contract.                                      for year ended December 31,
                                                                           1991
        10-89         1987 Executive Incentive Plan, as amended            Annual Report on Form 10-K       10.89
                      January 20, 1993.*                                   for year ended December 31,
                                                                           1992
        10-90         Deferred Compensation Plan for Non-Employee          Annual Report on Form 10-K       10.90
                      Directors, as amended and restated effective         for year ended December 31,
                      February 1, 1992.*                                   1992
        10-91         Retirement Plan for Outside Directors, as amended    Annual Report on Form 10-K       10.91
                      and restated effective April 24, 1991.*              for year ended December 31,
                                                                           1992
        10-92         Employment Agreement between the Company and         Annual Report on Form 10-K       10.92
                      Matthew Hunter dated as of October 20, 1993.*        for year ended December 31,
                                                                           1993.
        10-93         Central Maine Power Company Long-Term Incentive      Annual Report on Form 10-K       10.93
                      Plan.*                                               for year ended December 31,
                                                                           1993.
       10-94.1        Central Maine Power Company Supplemental Executive   Filed herewith
                      Retirement Plan, as Amended and Restated Effective
                      January 1, 1993, and as further Amended Effective
                      January 1, 1996.*
        10-95         Competitive Advance and Revolving Credit Facility    Annual Report on Form 10-K       10.95
                      between the Company and Chemical Bank dated as of    for year ended December 31,
                      November 7, 1994.                                    1994
       10-96.5        Employment Agreement between the Company and         Filed herewith
                      Arthur W. Adelberg As Amended and Restated
                      Effective December 9, 1994.*
       10-96.6        Employment Agreement between the Company and         Filed herewith
                      Richard A. Crabtree As Amended and Restated
                      Effective December 9, 1994.*
       10-96.7        Employment Agreement between the Company and         Filed herewith
                      Gerald C. Poulin As Amended and Restated Effective
                      December 9, 1994.*
       10-96.8        Employment Agreement between the Company and David   Filed herewith
                      E. Marsh As Amended and Restated Effective
                      December 9, 1994.*
        10-97         Employment Agreement between the Company and         Filed herewith
                      David T. Flanagan dated December 29, 1995.*
 *Management contract or compensatory plan or arrangement required to be filed in response to Item 14(c) of Form 10-K.
     EXHIBIT 11:      STATEMENT RE COMPUTATION OF PER SHARE EARNINGS
                      Not Applicable.
     EXHIBIT 12:      STATEMENTS RE COMPUTATION OF RATIOS
                      Not Applicable.
     EXHIBIT 13:      ANNUAL REPORT TO SECURITY HOLDERS, FORM 10-Q OR
                      QUARTERLY REPORT TO SECURITY HOLDERS
        13-1          Management's Discussion and Analysis of Financial    Filed herewith
                      Condition and Results of Operations and Financial
                      Statements from Annual Report of Central Maine
                      Power Company to Shareholders for the year ended
                      December 31, 1995 (pages 1-55).
     EXHIBIT 16:      LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

                      Not Applicable.
     EXHIBIT 18:      LETTER RE CHANGE IN ACCOUNTING PRINCIPLES
                      Not Applicable.
     EXHIBIT 21:       SUBSIDIARIES OF THE REGISTRANT
                      List of subsidiaries of registrant.                  Filed herewith
     EXHIBIT 22:      PUBLISHED REPORT CONCERNING MATTERS SUBMITTED TO
                      VOTE OF SECURITY HOLDERS
                      Not Applicable.
     EXHIBIT 23:      CONSENTS OF EXPERTS AND COUNSEL
        23-1          Consent of Arthur Andersen & Co. to the              Filed herewith at page F-5
                      incorporation by reference of their reports
                      included or incorporated by reference herein in
                      the Company's Registration Statements (File Number
                      33-36679, 33-39826, 33-44754, 33-51611 and
                      33-56939).
        23-2          Consent of Coopers & Lybrand to the incorporation    Filed herewith at page F-4
                      by reference of their reports included or
                      incorporated by reference herein in the Company's
                      Registration Statements (File Number 33-36679,
                      33-39826, 33-44754, 33-51611 and 33-56939).
     EXHIBIT 24:      POWER OF ATTORNEY

                      Not Applicable.
     EXHIBIT 27:      FINANCIAL DATA SCHEDULE                              Filed herewith
     EXHIBIT 28:      INFORMATION FROM REPORTS FURNISHED TO STATE
                      INSURANCE REGULATORY AUTHORITIES

                      Not Applicable.
     EXHIBIT 99:      ADDITIONAL EXHIBITS
                      To be filed under cover of a Form 10-K/A amendment
                      of this Form 10-K within 180 days after
                      December 31, 1995, pursuant to Rule 15d-21 under
                      the Securities Exchange Act of 1934:
     99-1 and -2      Information, financial statements and exhibits
                      required by Form 11-K with respect to certain
                      employee savings plans maintained by the Company.

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